UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 8, 2019

Image Sensing Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Minnesota	0-26056	41-1519168
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Spruce Tree Centre, 1600 University Avenue West, St. Paul, Minnesota		55104
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code (651) 603-7700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ISNS	The NASDAQ Capital Market
Preferred Stock Purchase Rights	ISNS	The NASDAQ Capital Market

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Section 5 – Corporate Governance and Management

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)   At the annual meeting of the shareholders of Image Sensing Systems, Inc. (the "Company") held on May 8, 2019, the Company's shareholders, upon the recommendation of the Board of Directors, approved an amendment to the Image Sensing Systems, Inc. 2014 Stock Options and Incentive Plan (as amended, the "Plan") to authorize an additional 100,000 shares for issuance under the Plan.

      A summary of the Plan was included as part of Proposal 5 in the Company's definitive proxy statement filed with the Securities and Exchange Commission on March 25, 2019.  The summary of the Plan contained in the proxy statement is qualified by and subject to the full text of the Plan, which was included as Appendix A to the proxy statement and incorporated herein by reference.

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Item 5.07.  Submission of Matters to a Vote of Security Holders.

(a)   On May 8, 2019, the Company held its 2019 Annual Meeting of Shareholders. Of the 5,279,485 shares of the Company’s common stock outstanding and entitled to vote, 4,559,797 shares, or 86%, were represented at the meeting.

(b)   During the annual meeting, the Company's shareholders voted on the following matters:

Proposal 1. Election of Directors

	Votes For	Votes Withheld	Broker Non-Votes
Andrew T. Berger	2,042,660	325,118	2,192,019
James W. Bracke	1,682,724	685,054	2,192,019
Joseph P. Daly	2,334,508	33,270	2,192,019
Geoffrey C. Davis	1,904,391	463,387	2,192,019
Paul F. Lidsky	1,750,576	617,202	2,192,019

Proposal 2. Ratify the appointment of Boulay PLLP as the Company's independent registered public accounting firm for 2019.

Votes For	Votes Against	Abstain
4,492,620	64,843	2,334

Proposal 3. Advisory vote to approve the compensation of the Company's named executive officers.

Votes For	Votes Against	Abstain	Broker Non-Votes
1,974,913	92,030	300,835	2,192,019

Proposal 4. Advisory vote on how frequently shareholders should vote on the compensation of the Company's named executive officers.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
1,355,562	2,405	989,719	20,092	2,192,019

Proposal 5. Increase in number of shares subject to the Image Sensing Systems, Inc. 2014 Stock Option and Incentive Plan.

Votes For	Votes Against	Abstain	Broker Non-Votes
1,722,781	642,016	2,981	2,192,019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Image Sensing Systems, Inc.

Date:  May 10, 2019

By /s/	Frank G. Hallowell
Frank G. Hallowell
Chief Financial Officer
(Principal Financial Officer
And Principal Accounting Officer)

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